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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                        PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               FRANKLIN BANK CORP.
             (Exact Name of Registrant as Specified in its Charter)


                DELAWARE                                        11-3626383
      (State or Other Jurisdiction                            (IRS Employer
   of Incorporation or Organization)                      Identification Number)

    9800 RICHMOND AVENUE, SUITE 680
             HOUSTON, TEXAS                                       77042
(Address of Principal Executive Offices)                        (Zip Code)





If this Form relates to the                 If this Form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section              securities pursuant to Section
12(b) of the Exchange Act and is            12(g) of the Exchange Act and is
effective pursuant to General               effective pursuant to General
Instruction A. (c), please check            Instruction A. (d), please check
the following box: [ ]                      the following box: [x]


Securities Act registration statement file number to which this form relates:
333-108026

Securities to be registered pursuant to Section 12(g) of the Act:

                     COMMON STOCK, PAR VALUE $0.01 PER SHARE
                                (Title of Class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the common stock, par value $0.01 per share ("Common Stock"), of the Registrant will be set forth under the caption "Description of Capital Stock" in the Registrant's prospectus constituting part of the Registrant's Registration Statement on Form S-1 (File No. 333-108026), as amended, relating to the Common Stock, to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The description of the Common Stock contained in such prospectus to be filed pursuant to Rule 424(b) is hereby incorporated by reference into this Form 8-A.

ITEM 2. EXHIBITS.

         All of the following exhibits to this Registration Statement have been filed as exhibits 3.1, 3.2 and 4.1, respectively, to the Registrant's Registration Statement on Form S-1 (File No. 333-108026), as amended, filed under the Securities Act of 1933, as amended, and are hereby incorporated herein by reference.

         EXHIBIT
         NUMBER                    DESCRIPTION OF EXHIBIT
         -------                   ----------------------
           (1) Form of Amended and Restated Certificate of Incorporation of the Registrant.

           (2)       Form of Amended and Restated Bylaws of the Registrant.

           (3)       Specimen of Common Stock Certificate of the Registrant.

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             FRANKLIN BANK CORP.


                                             By:  /s/ Russell McCann
                                                --------------------------------
                                                Name:  Russell McCann
Date:  December 17, 2003                        Title:  Chief Financial Officer